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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          JULY 19, 2001
                                                  ------------------------------

                                MERCK & CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

                   1-3305                              22-1109110
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     (Commission File Number)               (I.R.S. Employer Identification No.)

ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ             08889-0100
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      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code              (908) 423-1000
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ITEM 5.  OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on July 19, 2001, attached as Exhibit 99, concerning the Registrant's announcement that it has completed its acquisition of Rosetta Inpharmatics, Inc.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     Exhibit 99       Press release issued              Filed with
                      July 19, 2001                     this document





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MERCK & CO., Inc.




Date:  July 19, 2001                         By: /S/ DEBRA A. BOLLWAGE
                                                 ------------------------------
                                                    DEBRA A. BOLLWAGE
                                                    Assistant Secretary










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                                  EXHIBIT INDEX



Exhibit
Number            Description
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 99               Press release issued July 19, 2001